Phoenix Investment Partners


                                 ANNUAL REPORT


                                                     AUGUST 31, 2001


                                                  > Phoenix-Duff & Phelps
                                                    Core Equity Fund
     -----------
     DUFF&PHELPS
     -----------

                                                  > Phoenix-Oakhurst
                                                    Growth & Income
                                                    Fund
     OAKHURST


[graphic omitted]
PHOENIX
INVESTMENT PARTNERS
A MEMBER OF THE PHOENIX COMPANIES, INC.

MESSAGE FROM THE PRESIDENT


DEAR SHAREHOLDER:
[Philip R. McLouglin graphic omitted]
   All of us at Phoenix Investment Partners extend our heartfelt sympathy to the victims, friends, and families affected by the tragic events of September 11. Words cannot express the depths of the loss we feel as a member of the tight-knit financial services family and the human community at large.
   Despite the temporary disruption to market-related activities, Phoenix Investment Partners has remained focused on meeting our fiduciary responsibilities. We want to assure you that, throughout our organization, all of our business, operational, and trading systems were unaffected, and appropriate backup systems are securely in place. We are strongly positioned to continue to serve your investment needs and manage the assets entrusted to us.
   Our focus remains on helping investors keep a long-term perspective. This has always been a fundamental investing principle, but it will become even more meaningful in the days ahead. Using history as a guide, we have seen that securities markets are typically resilient and have recovered with time after significant world events. Our investment partners have been managing assets for decades and have firsthand experience dealing with uncertain market environments. You can read their perspectives on the current state of the financial markets on our Web site www.phoenixinvestments.com.
   As unsettling as the events of the past couple of months have been, investors must resolve not to make emotion-driven, short-term decisions that could impact their long-term investment success. During these uncertain times, we strongly urge you to consult with your financial advisor for help in making decisions most appropriate for your long-term financial plan.

Sincerely,
/S/SIGNATURE
Philip R. McLoughlin

OCTOBER 8, 2001



--------------------------------------------------------------------------------
    Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------

PHOENIX-DUFF & PHELPS CORE EQUITY FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is designed for long-term investors seeking capital appreciation by investing in a diversified portfolio of common stocks.

Q: HOW DID THE FUND PERFORM OVER THE 12 MONTHS ENDED AUGUST 31, 2001?

A: For the fiscal year ended August 31, 2001, Class A shares were down 27.70% and Class B and Class C shares declined 28.23% compared with a loss of 24.39% for the S&P 500 Index.1 All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: COULD YOU BRIEFLY DESCRIBE YOUR INVESTMENT PROCESS?

A: An Investment Strategy Committee, chaired by David Chalupnik, Chief Investment Officer of Phoenix-Duff & Phelps Investment Management Co., provides a top-down, strategic overlay. The Investment Strategy Committee establishes a macro outlook for the economy and projected risk levels associated with different scenarios. The equity portfolio management team uses this framework to establish sector weightings.

      Fundamental research is the basis for stock selection. A quantitative model is an integral part of the stock selection process. The model consists of valuation factors (about 80% of the model) and growth factors (about 20% of the model), with different factors used for different sectors. We believe this disciplined approach can help generate consistent and strong performance over the long term for our investors.

Q: WHAT MARKET FACTORS AFFECTED PERFORMANCE, IN YOUR VIEW?

A: The 12 months covered in this report were remarkable for the volatility we witnessed in the markets. Just as the technology sector accounted for much of the stock market's strong performance on its way up, it was the primary driver for the market's disappointing performance even in the face of an accommodative Federal Reserve. Along with technology, stocks within the communications services sector also had a negative impact on the market's performance. It was generally believed that when the Fed began cutting rates, money would flow into this cash-starved sector. The inflow of cash was less than anticipated, and investors continued to be wary of increasing their exposure to this sector. This had a negative impact on our overall performance as both technology and communications services were well represented in the portfolio based on our expectations for double-digit growth rates in 2001.

Q: WHAT SPECIFIC STOCKS HELPED OR HURT PERFORMANCE? WHAT SECTOR WEIGHTINGS MADE A POSITIVE OR NEGATIVE IMPACT ON PERFORMANCE OVER THE LAST 12 MONTHS?

A: Some stocks that helped our performance over the past year were Mirant, CVS, Fannie Mae, Best Buy, Lowe's, Dow Chemical, and Tosco. Some stocks that hurt our performance over the past year were McLeod, Worldcom, Sun Microsystems, Cisco, Nortel, EMC, Motorola, i2 Technologies, and ADC Telecom. Generally, over the past year our overweighted position in cyclicals helped performance, while our underweighting in consumer staples hurt performance.




1 THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: MARKET VOLATILITY LAST YEAR WAS ALREADY ABOVE HISTORICAL AVERAGES. WHAT IS YOUR EXPECTATION FOR THE REST OF 2001?

A: On August 31, 2001, the end of the fiscal year covered in this report, volatility in the markets was continuing at above-average levels. The events of September 11 will undoubtedly support additional market volatility at least in the short term. Longer term, it is difficult to predict whether the expected large swings in the economy will translate to greater or less volatility in the market. However, with volatility at the high end of its range, we would expect it to move lower longer term.

Q: WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE FINANCIAL MARKETS?

A: In early September, the economy was teetering on the verge of recession. The terrorist attacks on September 11 have increased the likelihood of slower economic activity and a further weakening of both business and consumer confidence. To stem this decline in confidence, the Federal Reserve cut the Fed funds rate 50 basis points prior to the reopening of the equity market on September 17.2 The Fed has also injected substantial money into the banking system in an effort to increase liquidity.

      However, questions regarding the country's security and economic outlook will challenge the markets. Consumer confidence is shaken and will probably remain so for awhile. Consumers will likely reduce expenditures until there is some feeling of security. While the events of September 11 may throw us into a technical recession, we believe the substantial monetary and fiscal response will result in a stronger recovery than we initially anticipated.

                                                              SEPTEMBER 19, 2001




2 THE FED AGAIN CUT RATES BY 50 BASIS POINTS ON OCTOBER 2.

Phoenix-Duff & Phelps Core Equity Fund


--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS 1                          PERIODS ENDING 8/31/01
--------------------------------------------------------------------------------

                                                     INCEPTION     INCEPTION
                                          1 YEAR    TO 8/31/01       DATE
                                         ---------  ----------     ---------
   Class A Shares at NAV 2                (27.70)%     (0.46)%     9/25/97
   Class A Shares at POP 3                (31.86)      (1.95)      9/25/97
   Class B Shares at NAV 2                (28.23)      (1.18)      9/25/97
   Class B Shares with CDSC 4             (30.93)      (1.64)      9/25/97
   Class C Shares at NAV 2                (28.23)      (1.18)      9/25/97
   Class C Shares with CDSC 4             (28.23)      (1.18)      9/25/97
   S&P 500 Index 6                        (24.39)       6.17       9/25/97


1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
5 This chart illustrates POP returns on Class A shares and CDSC returns for
  Class B and Class C shares since inception.
6 The S&P 500 Index is a measure of stock market total return performance. The index's performance does not reflect sales charges.

  All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------
  GROWTH OF $10,000                                         PERIODS ENDING 8/31
--------------------------------------------------------------------------------

[graphic omitted]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Phoenix-Duff &    Phoenix-Duff &     Phoenix-Duff &
       Phelps Core Equity Phelps Core Equity Phelps Core Equity
         Fund Class A 5     Fund Class B 5     Fund Class C 5    S&P 500 Index 6

9/25/97    $ 9,425           $10,000             $10,000             $10,000
8/31/98      9,337             9,839               9,848              10,283
8/31/99     11,776            12,314              12,323              14,384
8/31/00     12,801            13,298              13,296              16,741
8/31/01      9,255             9,371               9,543              12,658

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 9/25/97 (inception of the Fund) in Class A, Class B and Class C shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The total return for Class C shares reflects the CDSC charges which are 1% in the first year and 0% thereafter. Performance assumes dividends and capital gains are reinvested.


--------------------------------------------------------------------------------
  SECTOR WEIGHTINGS        8/31/01
--------------------------------------------------------------------------------

As a percentage of equity holdings


[graphic omitted]
EDGAR representation of data points used in printed graphic

Financials                 23%
Technology                 21
Capital Goods              15
Consumer Cyclicals         11
Health-Care                11
Communication Services      8
Basic Materials             3
Other                       8

Phoenix-Duff & Phelps Core Equity Fund


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT AUGUST 31, 2001 (AS A PERCENTAGE OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------

 1. MGIC Investment Corp.                                        4.1%
    PRIVATE MORTGAGE INSURER
 2. U.S. Bancorp                                                 3.9%
    MAJOR REGIONAL DIVERSIFIED FINANCIAL SERVICES COMPANY
 3. General Electric Co.                                         3.6%
    DIVERSIFIED INDUSTRIAL CORPORATION WHOSE PRODUCTS INCLUDE APPLIANCES, LIGHTING PRODUCTS, AIRCRAFT ENGINES AND PLASTICS
 4. Tyco International Ltd.                                      3.6%
    DIVERSIFIED HOLDING COMPANY
 5. Qwest Communications International, Inc.                     3.6%
    PROVIDES BROADBAND INTERNET COMMUNICATIONS SERVICES
 6. Compaq Computer Corp.                                        3.5%
    DESIGNS AND MARKETS COMPUTER HARDWARE AND SOFTWARE
 7. Fannie Mae                                                   3.4%
    PROVIDES HOUSING-RELATED FINANCING
 8. J.P. Morgan Chase & Co.                                      3.1%
    NEW YORK-BASED COMMERCIAL AND WHOLESALE BANKING GROUP
 9. Microsoft Corp.                                              3.1%
    DEVELOPS AND PRODUCES A RANGE OF SOFTWARE PRODUCTS
10. Exxon Mobil Corp.                                            2.9%
    INVOLVED IN THE EXPLORATION AND PRODUCTION OF OIL,
    NATURAL GAS AND PETROLEUM PRODUCTS


                         INVESTMENTS AT AUGUST 31, 2001



                                       SHARES     VALUE
                                      --------  ---------

COMMON STOCKS--100.0%

BANKS (MAJOR REGIONAL)--3.9%
U.S. Bancorp ........................  31,900  $  773,256

BIOTECHNOLOGY--1.9%
Amgen, Inc.(b) ......................   5,800     372,940

CHEMICALS--3.0%
Dow Chemical Co. (The) ..............  11,300     396,178
Praxair, Inc. .......................   4,525     212,992
                                               ----------
                                                  609,170
                                               ----------

COMPUTERS (HARDWARE)--8.4%
Compaq Computer Corp. ...............  56,600     699,010
Hewlett-Packard Co. .................  20,100     466,521
International Business Machines Corp.   3,500     350,000
Sun Microsystems, Inc.(b) ...........  14,425     165,166
                                               ----------
                                                1,680,697
                                               ----------

COMPUTERS (NETWORKING)--1.6%
Cisco Systems, Inc.(b) ..............  19,625     320,476

COMPUTERS (PERIPHERALS)--1.0%
EMC Corp.(b) ........................  12,800     197,888

COMPUTERS (SOFTWARE & SERVICES)--5.1%
Cadence Design Systems, Inc.(b) .....   3,500      76,930
i2 Technologies, Inc.(b) ............  49,400     329,004
Microsoft Corp.(b) ..................  10,850     618,992
                                               ----------
                                                1,024,926
                                               ----------


                                       SHARES     VALUE
                                      --------  ---------

CONSUMER FINANCE--1.9%
Providian Financial Corp. ...........   9,550  $  373,023

ELECTRIC COMPANIES--1.9%
Mirant Corp.(b) .....................  13,442     385,113

ELECTRICAL EQUIPMENT--6.1%
General Electric Co. ................  17,800     729,444
Solectron Corp.(b) ..................  36,600     497,760
                                                ---------
                                                1,227,204
                                                ---------
ELECTRONICS (DEFENSE)--1.0%
Raytheon Co. ........................   7,850     206,376

ELECTRONICS (SEMICONDUCTORS)--1.1%
Microchip Technology, Inc.(b) .......   6,025     215,032

ENTERTAINMENT--1.0%
AOL Time Warner, Inc.(b) ............   5,250     196,087

FINANCIAL (DIVERSIFIED)--8.7%
Citigroup, Inc. .....................   9,600     439,200
Fannie Mae ..........................   8,925     680,174
J.P. Morgan Chase & Co. .............  15,825     623,505
                                                ---------
                                                1,742,879
                                                ---------
HEALTH CARE (DIVERSIFIED)--1.2%
Abbott Laboratories                     4,850     241,045

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--1.8%
Pfizer, Inc.                            9,400     360,114

HEALTH CARE (GENERIC AND OTHER)--1.6%
Watson Pharmaceuticals, Inc.(b)         5,600     314,160




                        See Notes to Financial Statements

Phoenix-Duff & Phelps Core Equity Fund


                                       SHARES     VALUE
                                      --------  ---------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--4.4%
Baxter International, Inc. ............ 7,300  $  376,680
Becton, Dickinson and Co. ............. 7,625     273,966
Medtronic, Inc. ....................... 4,950     225,423
                                               ----------
                                                  876,069
                                               ----------

INSURANCE (PROPERTY-CASUALTY)--4.1%
MGIC Investment Corp. .................11,825     826,567

INVESTMENT BANKING/BROKERAGE--1.9%
Goldman Sachs Group, Inc. (The) ....... 4,725     378,473

MANUFACTURING (DIVERSIFIED)--5.4%
Tyco International Ltd. ...............13,750     714,313
United Technologies Corp. ............. 5,400     369,360
                                               ----------
                                                1,083,673
                                               ----------

MANUFACTURING (SPECIALIZED)--1.0%
Jabil Circuit, Inc.(b) ................ 9,100     210,301

NATURAL GAS--1.1%
Williams Cos., Inc. (The) ............. 6,725     218,899

OIL (INTERNATIONAL INTEGRATED)--2.9%
Exxon Mobil Corp. .....................14,490     581,774

RAILROADS--2.3%
Union Pacific Corp. ................... 8,450     450,132

REITS--2.0%
Equity Office Properties Trust ........12,650     405,939

RETAIL (BUILDING SUPPLIES)--4.9%
Home Depot, Inc. (The) ................10,100     464,095
Lowe's Cos., Inc. .....................14,000     520,800
                                               ----------
                                                  984,895
                                               ----------

RETAIL (COMPUTERS & ELECTRONICS)--2.1%
Best Buy Co., Inc.(b) ................. 7,050     415,809

RETAIL (DISCOUNTERS)--1.0%
Dollar General Corp. ..................11,525     198,806


                                       SHARES     VALUE
                                      --------  ---------

RETAIL (GENERAL MERCHANDISE)--1.4%
Wal-Mart Stores, Inc. ................. 5,900  $  283,495

SERVICES (ADVERTISING/MARKETING)--1.8%
Omnicom Group, Inc. ................... 4,525     352,000

SERVICES (COMPUTER SYSTEMS)--2.5%
Computer Sciences Corp.(b) ............13,100     492,560

TELECOMMUNICATIONS (LONG DISTANCE)--1.3%
WorldCom, Inc. - WorldCom Group(b) ....20,930     269,160

TELEPHONE--6.5%
Broadwing, Inc.(b) ....................14,100     253,236
Qwest Communications
 International, Inc. ..................33,125     712,188
Verizon Communications, Inc. .......... 6,500     325,000
                                               ----------
                                                1,290,424
                                               ----------

WASTE MANAGEMENT--2.2%
Waste Management, Inc. ................13,925     430,700
---------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $20,006,597)                  19,990,062
---------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--100%
(IDENTIFIED COST $20,006,597)                  19,990,062
---------------------------------------------------------


                                        PAR
                                       (000)     VALUE
                                      --------  ---------

SHORT TERM OBLIGATIONS--0.5%

State Street Global Advisors
Seven Seas Money Market Fund
(3.50% seven day effective yield)         $95      95,799

TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $95,000)

TOTAL INVESTMENTS--100.5%
(IDENTIFIED COST $20,102,395)                  20,085,861(a)
Other assets and liabilites, net--(0.5)%          (97,356)
                                              -----------
NET ASSETS--100%                              $19,988,505
                                              ===========





(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $2,369,355 and gross depreciation of $2,574,869 for federal income tax purposes. At August 31, 2001, the aggregate cost of securities for federal income tax purposes was $20,291,375.
(b) Non-income producing.


                        See Notes to Financial Statements

Phoenix-Duff & Phelps Core Equity Fund


                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2001

ASSETS
Investment securities at value
   (Identified cost $20,102,395)              $20,085,861
Receivables
   Dividends and interest                          13,006
   Fund shares sold                                   256
                                              -----------
     Total assets                              20,099,123
                                              -----------
LIABILITIES
Payables
   Payable to adviser                              21,571
   Fund shares repurchased                         13,718
   Transfer agent fee                              18,354
   Trustees' fee                                    8,669
   Distribution fee                                 7,885
   Investment advisory fee                          3,788
   Financial agent fee                              4,539
Accrued expenses                                   32,094
                                              -----------
     Total liabilities                            110,618
                                              -----------
NET ASSETS                                    $19,988,505
                                              ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of
   beneficial interest                       $ 22,782,275
Accumulated net realized loss                  (2,777,236)
Net unrealized depreciation                       (16,534)
                                              -----------
NET ASSETS                                    $19,988,505
                                              ===========
CLASS A
Shares of beneficial interest outstanding, no
   par value unlimited authorization
   (Net Assets $15,025,222)                     1,679,761
Net asset value per share                           $8.94
Offering price per share $8.94/(1-5.75%)            $9.49

CLASS B
Shares of beneficial interest outstanding,
   no par value unlimited authorization
  (Net Assets $3,946,607)                         454,749
Net asset value and offering price per share        $8.68

CLASS C
Shares of beneficial interest outstanding,
   no par value unlimited authorization
  (Net Assets $1,016,676)                         117,124
Net asset value and offering price per share        $8.68


                             STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 2001

INVESTMENT INCOME
Dividends                                     $   273,550
Interest                                           22,659
Foreign taxes withheld                                (37)
                                              -----------
     Total investment income                      296,172
                                              -----------
EXPENSES
Investment advisory fee                           204,011
Distribution fee, Class A                          52,156
Distribution fee, Class B                          50,465
Distribution fee, Class C                          12,951
Financial agent fee                                58,021
Transfer agent                                     75,852
Trustees                                           27,212
Professional                                       26,649
Registration                                       23,455
Custodian                                          13,383
Printing                                           12,414
Miscellaneous                                      10,774
                                              -----------
     Total expenses                               567,343
     Less expenses borne by investment adviser   (179,781)
                                              -----------
     Net expenses                                 387,562
                                              -----------
NET INVESTMENT LOSS                               (91,390)
                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
Net realized loss on securities                (2,005,902)
Net change in unrealized appreciation
   (depreciation) on investments               (6,557,442)
                                              -----------
NET LOSS ON INVESTMENTS                        (8,563,344)
                                              -----------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                            $(8,654,734)
                                              ===========



                        See Notes to Financial Statements

Phoenix-Duff & Phelps Core Equity Fund


                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                       Year Ended      Year Ended
                                                                                         8/31/01        8/31/00
                                                                                      ------------    ------------
FROM OPERATIONS
   Net investment income (loss)                                                       $    (91,390)   $   (146,619)
   Net realized gain (loss)                                                             (2,005,902)      1,040,007
   Net change in unrealized appreciation (depreciation)                                 (6,557,442)      2,177,857
                                                                                      ------------    ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                          (8,654,734)      3,071,245
                                                                                      ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gains, Class A                                                            (656,234)       (749,938)
   Net realized gains, Class B                                                            (160,188)       (223,144)
   Net realized gains, Class C                                                             (40,473)        (57,248)
   In excess of net realized gains, Class A                                               (590,709)             --
   In excess of net realized gains, Class B                                               (144,194)             --
   In excess of net realized gains, Class C                                                (36,432)             --
                                                                                      ------------    ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                            (1,628,230)     (1,030,330)
                                                                                      ------------    ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (298,662 and 341,078 shares, respectively)              3,342,767       4,198,264
   Net asset value of shares issued from reinvestment of
   distributions (114,088 and 58,266 shares, respectively)                               1,223,020         735,321
   Cost of shares repurchased (854,218 and 1,614,716 shares, respectively)              (9,531,213)    (20,021,141)
                                                                                      ------------    ------------
Total                                                                                   (4,965,426)    (15,087,556)
                                                                                      ------------    ------------
CLASS B
   Proceeds from sales of shares (32,039 and 44,678 shares, respectively)                  339,818         548,634
   Net asset value of shares issued from reinvestment of
   distributions (26,823 and 16,418 shares, respectively)                                  280,562         203,748
   Cost of shares repurchased (79,996 and 349,908 shares, respectively)                   (850,421)     (4,269,830)
                                                                                      ------------    ------------
Total                                                                                     (230,041)     (3,517,448)
                                                                                      ------------    ------------
CLASS C
   Proceeds from sales of shares (1,596 and 15,900 shares, respectively)                    15,679         193,158
   Net asset value of shares issued from reinvestment of distributions
   (6,714 and 4,208 shares, respectively)                                                   70,228          52,259
   Cost of shares repurchased (15,302 and 100,007 shares, respectively)                   (167,694)     (1,228,414)
                                                                                      ------------    ------------
Total                                                                                      (81,787)       (982,997)
                                                                                      ------------    ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                            (5,277,254)    (19,588,001)
                                                                                      ------------    ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                               (15,560,218)    (17,547,086)

NET ASSETS
   Beginning of period                                                                  35,548,723      53,095,809
                                                                                      ------------    ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0
      AND $0, RESPECTIVELY]                                                           $ 19,988,505    $ 35,548,723
                                                                                      ============    ============



                        See Notes to Financial Statements

Phoenix-Duff & Phelps Core Equity Fund


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                           CLASS A
                                                      ------------------------------------------------------
                                                                                                FROM
                                                           YEAR ENDED AUGUST 31               INCEPTION
                                                      -----------------------------------     9/25/97 TO
                                                        2001          2000         1999        8/31/98
Net asset value, beginning of period                    13.12        $12.37       $ 9.87         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                      (0.02)        (0.02)        0.01             --
   Net realized and unrealized gain (loss)              (3.51)         1.08         2.57          (0.09)
                                                      -------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                   (3.53)         1.06         2.58          (0.09)
                                                      -------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net realized gains                    (0.34)        (0.31)       (0.08)            --
   In excess of net realized gains                      (0.31)           --           --             --
   In excess of net investment income                      --            --           --          (0.04)
                                                      -------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                (0.65)        (0.31)       (0.08)         (0.04)
                                                      -------        ------       ------         ------
Change in net asset value                               (4.18)         0.75         2.50          (0.13)
                                                      -------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                         $ 8.94        $13.12       $12.37         $ 9.87
                                                      =======        ======       ======         ======
Total return(2)                                        (27.70)%        8.70 %      26.12 %        (0.93)%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $15,025       $27,840      $41,272        $22,683
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                 1.25 %        1.25 %       1.25 %         1.25 %(6)
   Net investment income (loss)                         (0.16)%       (0.19)%       0.06 %         0.02 %(6)
Portfolio turnover                                        108 %          81 %         82 %           83 %(5)

                                                                           CLASS B
                                                      ------------------------------------------------------
                                                                                                 FROM
                                                           YEAR ENDED AUGUST 31                INCEPTION
                                                      ----------------------------------      9/25/97 TO
                                                        2001          2000         1999         8/31/98
Net asset value, beginning of period                   $12.85        $12.20       $ 9.81         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                      (0.10)        (0.12)       (0.08)         (0.08)
   Net realized and unrealized gain (loss)              (3.42)         1.08         2.55          (0.08)
                                                      -------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                   (3.52)         0.96         2.47          (0.16)
                                                      -------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net realized gains                    (0.34)        (0.31)       (0.08)            --
   In excess of net realized gains                      (0.31)           --           --             --
   In excess of net investment income                      --            --           --          (0.03)
                                                      -------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                (0.65)        (0.31)       (0.08)         (0.03)
                                                      -------        ------       ------         ------
Change in net asset value                               (4.17)         0.65         2.39          (0.19)
                                                      -------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                         $ 8.68        $12.85       $12.20         $ 9.81
                                                      =======        ======       ======         ======
Total return(2)                                        (28.23)%        7.99 %      25.16 %        (1.61)%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $3,947        $6,113       $9,333         $6,801
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                                 2.00 %        2.00 %       2.00 %         2.00 %(6)
   Net investment income (loss)                         (0.92)%       (0.93)%      (0.69)%         0.73 %(6)
Portfolio turnover                                        108 %          81 %         82 %           83 %(5)


(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.91%, 1.64%, 1.43% and 2.95% for the periods ended August 31, 2001, 2000, 1999 and 1998, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.67%, 2.39%, 2.18% and 3.70% for the periods ended August 31, 2001, 2000, 1999 and 1998, respectively.
(5) Not annualized.
(6) Annualized.


                        See Notes to Financial Statements

Phoenix-Duff & Phelps Core Equity Fund


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                       CLASS C
                                                   -----------------------------------------------------
                                                                                             FROM
                                                       YEAR ENDED AUGUST 31               INCEPTION
                                                   ---------------------------------     9/25/97 TO
                                                    2001          2000         1999        8/31/98
Net asset value, beginning of period               $12.85        $12.21         9.82         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                  (0.10)        (0.12)       (0.08)         (0.08)
   Net realized and unrealized gain (loss)          (3.42)         1.07         2.55          (0.07)
                                                   ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS               (3.52)         0.95         2.47          (0.15)
                                                   ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net realized gains                (0.34)        (0.31)       (0.08)            --
   In excess of net realized gains                  (0.31)           --           --             --
   In excess of net investment income                  --            --           --          (0.03)
                                                   ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                            (0.65)        (0.31)       (0.08)         (0.03)
                                                   ------        ------       ------         ------
Change in net asset value                           (4.17)         0.64         2.39          (0.18)
                                                   ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                     $ 8.68        $12.85       $12.21         $ 9.82
                                                   ======        ======       ======         ======
Total return(2)                                    (28.23)%        7.90 %      25.13 %        (1.52)%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $1,017        $1,595       $2,491         $2,514
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                             2.00 %        2.00 %       2.00 %         2.00 %(5)
   Net investment income (loss)                     (0.92)%       (0.93)%      (0.70)%        (0.73)%(5)
Portfolio turnover                                    108 %          81 %         82 %           83 %(4)

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.67%, 2.39%, 2.18% and 3.70% for the periods ended August 31, 2001, 2000, 1999 and 1998, respectively.
(4) Not annualized.
(5) Annualized.


                        See Notes to Financial Statements

PHOENIX-OAKHURST GROWTH & INCOME FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM, STEVE COLTON AND DONG ZHANG

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks dividend growth, current income and capital appreciation.

Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: For the fiscal year ended August 31, 2001, Class A shares lost 21.07%, Class B shares were down 21.70%, and Class C shares fell 21.69%, slightly outperforming the Fund's benchmark index, the S&P 500 Index,1 which declined 24.39%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE LAST 12 MONTHS?

A: This has been a very difficult year for the equity markets. Executives in a variety of industries overestimated the demand for telecommunications and network services. The "information superhighway" was overbuilt, and demand for services failed to match up with supply. This resulted in a dramatic decline in business investment spending for technology goods and services. Hundreds of companies that went public in the past few years fell upon hard times due to their dependence on advertising spending and funding from the capital markets. Many of these companies, from Webvan to Pets.com, went bankrupt. The decline in business investment spending caused a dramatic slowdown in corporate earnings and gross domestic product (GDP). As a result, the Federal Open Market Committee has lowered the target rate on Federal funds seven times this year to 3.5%.2

      Home construction activity and consumer spending have kept the economy from falling into a recession so far. However, layoffs, a rising unemployment rate and falling consumer confidence are causing many strategists to fear that recession is becoming more probable.

      Over the 12-month period covered in this report, the S&P 500, which is the benchmark we use to evaluate our performance, lost 24.39%. The technology-dominated Nasdaq Index3 fell by an even more dramatic 56.96%. The Dow Jones Industrial Average, which has much less tech exposure, dropped a more moderate 9.77%.4

Q: WOULD YOU PLEASE COMMENT ON FACTORS THAT AFFECTED PERFORMANCE THIS YEAR?

A: The Phoenix-Oakhurst Growth & Income Fund fell 21.07% (Class A shares) during the fiscal year. The portfolio beat the negative 24.39% return of the S&P 500 Index by 332 basis points, but we recognize that good relative performance does not make up for the fact that the portfolio suffered a significant absolute drop in net asset value.

      Successful sector allocation was the primary driver of the portfolio's excess return over our benchmark index. The portfolio had less exposure





1 THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE.
2 FOLLOWING THE TRAGIC EVENTS OF SEPTEMBER 11, WHICH OCCURRED AFTER THIS
  REPORT WAS PREPARED, THE FED LOWERED RATES FOR THE EIGHTH TIME ON SEPTEMBER 17 (PRIOR TO THE MARKET REOPENING FOR TRADING) BY 50 BASIS POINTS AND AGAIN ON OCTOBER 2 BY 50 BASIS POINTS.
3 THE NASDAQ INDEX MEASURES TECHNOLOGY-ORIENTED STOCK PERFORMANCE.
4 THE DOW JONES INDUSTRIAL AVERAGE MEASURES BROAD STOCK MARKET TOTAL-RETURN
  PERFORMANCE. THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT
  INVESTMENT.

to many of the expensive technology stocks that were hurt the most in the S&P 500 Index. We also had several winning stocks in the health care, energy, utility, and consumer noncyclical sectors. Even though the portfolio's exposure to the technology sector was less than our benchmark, we did own tech stocks that had an adverse impact on our performance. Other sectors that had a negative effect on our performance included investment brokers, telecommunications services, and auto manufacturers.

      One of our best performing stocks was Ultramar Diamond Shamrock. Rival company, Valero Energy, offered to buy the oil-refining company for $5.5 billion, giving the shares a 125.06% return over the 12-month period. Another holding, Fannie Mae, benefited from the strong housing market and from homeowners refinancing their mortgages at lower rates. The company's shares had a total return of 43.88% for the period. On the downside, one of our biggest losers was Intel Corporation. A weak personal computer market hurt Intel's unit sales of microprocessors. The company's shares lost 62.57% of their value over the fiscal year.

Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM, PARTICULARLY FOLLOWING THE EVENTS OF SEPTEMBER 11?

A: These are some of the most uncertain times in our history. The economy is slowing, unemployment is rising, and corporate profits are falling. Recently, we have just experienced the worst terrorist acts in our history: the destruction of the World Trade Center in New York City and significant damage to the Pentagon in Washington D.C. by airlines that were hijacked by Muslim extremists. The stock exchanges have been closed for four days now.5 The last time the stock exchanges shut down for business was during the Great Depression in 1933.

      Because of these events, it is difficult to make any reasonable prediction regarding GDP growth, corporate profits, and stock prices. Our country has been offered tremendous support from around the world. Central banks from Europe to Tokyo are ready to simultaneously lower interest rates to prevent panic in the capital markets. We believe our Federal Reserve will provide adequate liquidity to ensure the continued smooth operation of our banking system and financial markets. The probability of a recession has increased, in our opinion. Recent events will likely have a negative impact on consumer confidence. This could cause a slowdown in consumer spending, which accounts for two-thirds of domestic GDP. Since consumer spending has been keeping the economy afloat, we think it is increasingly likely a recession might develop in the third or fourth quarters of this year.

      However, it is important to remember that shocks always subside. This offers us a reason to look beyond this deep, dark valley toward a recovery process sometime in the future. Our portfolio management team is as committed as ever to our investment process and efforts to provide our shareholders with long-term growth from a diversified equity portfolio.

                                                              SEPTEMBER 14, 2001




5 THE EQUITY MARKETS REOPENED FOR TRADING ON SEPTEMBER 17, AFTER THIS REPORT WAS
  PREPARED.

Phoenix-Oakhurst Growth & Income Fund

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS 1                           PERIODS ENDING 8/31/01
--------------------------------------------------------------------------------

                                                     INCEPTION     INCEPTION
                                           1 YEAR    TO 8/31/01       DATE
                                          --------   ----------    ---------
        Class A Shares at NAV 2           (21.07)%     8.28%         9/25/97
        Class A Shares at POP 3           (25.61)      6.66          9/25/97
        Class B Shares at NAV 2           (21.70)      7.45          9/25/97
        Class B Shares with CDSC 4        (24.84)      7.04          9/25/97
        Class C Shares at NAV 2           (21.69)      7.47          9/25/97
        Class C Shares with CDSC 4        (21.69)      7.47          9/25/97
        S&P 500 Index 6                   (24.39)      6.17          9/25/97


1 Total returns are  historical  and include  changes in share price and the reinvestment  of both dividends and capital gains distributions.
2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
5 This chart illustrates POP returns on Class A shares and CDSC returns for
  Class B and Class C shares since inception.
6 The S&P 500 Index is a measure
  of stock market total return performance. The index's performance does not reflect sales charges.
  All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------
  GROWTH OF $10,000                                         PERIODS ENDING 8/31
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Phoenix-Oakhurst Growth & Income Fund Class A 5
Phoenix-Oakhurst Growth & Income Fund Class B 5
Phoenix-Oakhurst Growth & Income Fund Class C 5
S&P 500 Index 6

9/25/97     $ 9,425         $10,000          $10,000         $10,000
8/31/98       9,933          10,459           10,467          10,283
8/31/99      13,978          14,612           14,609          14,384
8/31/00      16,330          16,949           16,956          16,741
8/31/01      12,890          13,070           13,278          12,658


This Growth of $10,000 chart assumes an initial investment of $10,000 made on 9/25/97 (inception of the Fund) in Class A, Class B and Class C shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The total return for Class C shares reflects the CDSC charges which are 1% in the first year and 0% thereafter. Performance assumes dividends and capital gains are reinvested.
--------------------------------
SECTOR WEIGHTINGS        8/31/01
--------------------------------

As a percentage of equity holdings


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Financials                 20%
Technology                 17
Health-Care                13
Consumer Staples           12
Capital Goods               9
Consumer Cyclicals          8
Energy                      8
Other                      13

Phoenix-Oakhurst Growth & Income Fund


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT AUGUST 31, 2001 (AS A PERCENTAGE OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
1.  General Electric Co.                         3.8%
    DIVERSIFIED INDUSTRIAL CORPORATION WHOSE PRODUCTS INCLUDE
    APPLIANCES, LIGHTING PRODUCTS, AIRCRAFT ENGINES AND PLASTICS
2.  Citigroup, Inc.                              3.1%
    WORLDWIDE FINANCIAL SERVICES PROVIDER
3.  Microsoft Corp.                              2.9%
    DEVELOPS AND PRODUCES A RANGE OF SOFTWARE PRODUCTS
4.  Exxon Mobil Corp.                            2.4%
    INVOLVED IN THE EXPLORATION AND PRODUCTION OF OIL, NATURAL GAS
    AND PETROLEUM PRODUCTS
5.  Pfizer, Inc.                                 2.3%
    GLOBAL PHARMACEUTICAL AND CONSUMER PRODUCTS COMPANY
6.  Johnson & Johnson                            2.1%
    MANUFACTURER OF HEALTH-CARE PRODUCTS
7.  American International Group, Inc.           2.0%
    INTERNATIONAL INSURANCE HOLDING COMPANY
8.  AOL Time Warner, Inc.                        1.8%
    MULTIMEDIA SERVICES PROVIDER
9.  International Business Machines Corp.        1.8%
    PROVIDES ADVANCED INFORMATION TECHNOLOGY, INCLUDING SYSTEMS,
    PRODUCTS, SERVICES, SOFTWARE AND FINANCING
10. Intel Corp.                                  1.7%
    MAJOR PRODUCER OF SEMICONDUCTOR CHIPS
--------------------------------------------------------------------------------

                         INVESTMENTS AT AUGUST 31, 2001

                                       SHARES     VALUE
                                      -------  -----------

COMMON STOCKS--96.8%

AEROSPACE/DEFENSE--2.2%
Boeing Co. (The) ....................  80,800  $ 4,136,960
General Dynamics Corp. ..............  51,800    4,090,128
Northrop Grumman Corp. ..............  20,200    1,656,400
                                               -----------
                                                 9,883,488
                                               -----------
ALUMINUM--0.4%
Alcoa, Inc. .........................  47,500    1,810,700

AUTOMOBILES--0.6%
Ford Motor Co. ...................... 143,500    2,851,345

BANKS (MAJOR REGIONAL)--3.3%
Bank of New York Co., Inc. (The) ....   9,300      369,210
Comerica, Inc. ......................  53,100    3,172,725
FleetBoston Financial Corp. ......... 161,000    5,929,630
SunTrust Banks, Inc. ................  27,100    1,850,930
U.S. Bancorp ........................  68,200    1,653,168
Zions Bancorporation ................  32,300    1,849,498
                                               -----------
                                                14,825,161
                                               -----------
BANKS (MONEY CENTER)--1.2%
Bank of America Corp. ...............  89,400    5,498,100

BANKS (REGIONAL)--0.2%
United Bankshares, Inc. .............  35,600      993,240

BEVERAGES (NON-ALCOHOLIC)--1.6%
Coca-Cola Co. (The) .................  39,000    1,898,130
Pepsi Bottling Group, Inc. (The) ....  12,600      556,290
PepsiCo., Inc. ......................  98,600    4,634,200
                                               -----------
                                                 7,088,620
                                               -----------


                                       SHARES     VALUE
                                      -------  -----------


BIOTECHNOLOGY--0.4%
Amgen, Inc.(b) ......................  25,000  $ 1,607,500

BROADCASTING (TELEVISION,
   RADIO & CABLE)--0.4%
Clear Channel Communications, Inc.(b)  15,600      784,212
EchoStar Communications Corp.
   Class A(b) .......................  32,300      909,568
                                               -----------
                                                 1,693,780
                                               -----------
CHEMICALS--1.0%
Dow Chemical Co. (The) ..............  50,500    1,770,530
Du Pont (E.I.) de Nemours & Co. .....  60,800    2,490,976
                                               -----------
                                                 4,261,506
                                               -----------
COMMUNICATIONS EQUIPMENT--2.0%
Comverse Technology, Inc.(b) ........  55,400    1,392,756
Harris Corp. ........................  52,400    1,536,892
L-3 Communications Holdings, Inc.(b)   30,100    2,019,710
Motorola, Inc. ......................  75,300    1,310,220
QUALCOMM, Inc.(b) ...................  28,100    1,653,685
Scientific-Atlanta, Inc. ............  29,300      601,822
Tellabs, Inc.(b) ....................   9,200      122,544
UTStarcom, Inc.(b) ..................  27,300      457,275
                                               -----------
                                                 9,094,904
                                               -----------
COMPUTERS  (HARDWARE)--3.3%
Apple Computer, Inc.(b) .............  41,000      760,550
Dell Computer Corp.(b) .............. 111,600    2,386,008
Hewlett-Packard Co. .................  99,800    2,316,358
International Business Machines Corp.  78,800    7,880,000
Sun Microsystems, Inc.(b) ........... 109,000    1,248,050
                                               -----------
                                                14,590,966
                                               -----------
COMPUTERS (NETWORKING)--1.0%
Cisco Systems, Inc.(b) .............. 271,000    4,425,430



                        See Notes to Financial Statements

Phoenix-Oakhurst Growth & Income Fund


                                       SHARES    VALUE
                                      -------  ----------

COMPUTERS (PERIPHERALS)--0.4%
EMC Corp.(b) ........................ 114,200 $ 1,765,532

COMPUTERS (SOFTWARE & SERVICES)--4.7%
Adobe Systems, Inc. .................  31,000   1,041,910
Computer Associates
   International, Inc. ..............  69,400   2,154,870
HomeStore.Com, Inc.(b) ..............  22,000     364,540
Microsoft Corp.(b) .................. 228,500  13,035,925
Oracle Corp.(b) ..................... 206,400   2,520,144
Siebel Systems, Inc.(b) .............  14,000     302,400
Travelocity.Com, Inc.(b) ............  20,000     478,400
VeriSign, Inc.(b) ...................  19,600     804,580
VERITAS Software Corp.(b) ...........  17,900     514,088
                                              -----------
                                               21,216,857
                                              -----------

CONSUMER FINANCE--0.7%
MBNA Corp. ..........................  46,100   1,602,436
PMI Group, Inc. (The) ...............  12,400     808,480
Providian Financial Corp. ...........  14,400     562,464
                                              -----------
                                                2,973,380
                                              -----------

CONTAINERS (METAL & GLASS)--0.2%
Ball Corp. ..........................  12,400     652,860

DISTRIBUTORS (FOOD & HEALTH)--1.1%
AmerisourceBergen Corp.(b) ..........  12,600     811,944
Cardinal Health, Inc. ...............  16,800   1,225,392
Performance Food Group Co.(b) .......  16,700     563,792
SYSCO Corp. .........................  86,400   2,420,928
                                              -----------
                                                5,022,056
                                              -----------

ELECTRIC COMPANIES--3.9%
ALLETE, Inc. ........................  33,400     873,744
DTE Energy Co. ......................  28,700   1,242,423
Energy East Corp. ................... 105,200   2,215,512
Entergy Corp. .......................  59,900   2,307,348
Exelon Corp. ........................  15,700     857,220
Progress Energy, Inc. ...............  44,000   1,834,360
Public Service Enterprise Group, Inc.  10,400     481,520
Reliant Energy, Inc. ................  82,100   2,467,926
TXU Corp. ...........................  33,600   1,595,328
UtiliCorp United, Inc. .............. 104,800   3,370,368
                                              -----------
                                               17,245,749
                                              -----------
ELECTRICAL EQUIPMENT--4.2%
General Electric Co. ................ 411,000  16,842,780
Sanmina Corp.(b) ....................  23,000     414,230
Solectron Corp.(b) ..................  56,900     773,840
Vishay Intertechnology, Inc.(b) .....  30,300     706,899
                                              -----------
                                               18,737,749
                                              -----------


                                       SHARES    VALUE
                                      -------  ----------

ELECTRONICS (SEMICONDUCTORS)--2.9%
Advanced Micro Devices, Inc.(b) .....  20,400 $   276,420
Analog Devices, Inc.(b) .............  19,200     917,376
Intel Corp. ......................... 268,800   7,515,648
International Rectifier Corp.(b) ....  10,900     403,082
Micron Technology, Inc.(b) ..........  22,700     853,747
National Semiconductor Corp.(b) .....  23,400     773,370
Texas Instruments, Inc. .............  69,200   2,290,520
                                              -----------
                                               13,030,163
                                              -----------

ENGINEERING & CONSTRUCTION--0.2%
Shaw Group, Inc. (The)(b) ...........  37,300   1,020,155

ENTERTAINMENT--2.6%
AOL Time Warner, Inc.(b) ............ 213,300   7,966,755
Viacom, Inc. Class B(b) .............  41,422   1,756,293
Walt Disney Co. (The) ...............  83,100   2,113,233
                                              -----------
                                               11,836,281
                                              -----------

EQUIPMENT (SEMICONDUCTORS)--1.1%
Applied Materials, Inc.(b) ..........  41,800   1,801,162
KLA-Tencor Corp.(b) .................  18,500     909,090
Lam Research Corp.(b) ...............  35,100     993,681
Novellus Systems, Inc.(b) ...........  11,700     518,427
Teradyne, Inc.(b) ...................  19,500     639,210
                                              -----------
                                                4,861,570
                                              -----------

FINANCIAL (DIVERSIFIED)--7.8%
Ambac Financial Group, Inc. .........  28,500   1,687,200
American Express Co. ................  53,000   1,930,260
Citigroup, Inc. ..................... 304,533  13,932,385
Fannie Mae ..........................  42,900   3,269,409
Freddie Mac .........................  30,100   1,892,688
J.P. Morgan Chase & Co. ............. 175,900   6,930,460
Morgan Stanley Dean Witter & Co. ....  98,800   5,270,980
                                              -----------
                                               34,913,382
                                              -----------

FOODS--1.0%
General Mills, Inc. .................  25,300   1,121,802
Hershey Foods Corp. .................  15,600   1,005,888
Kellogg Co. .........................  26,000     831,740
McCormick & Co., Inc. ...............  35,500   1,604,600
                                              -----------
                                                4,564,030
                                              -----------

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.5%
International Game Technology(b) ....  29,000   1,552,080
MGM Mirage, Inc.(b) .................  16,500     480,975
                                              -----------
                                                2,033,055
                                              -----------

HARDWARE & TOOLS--0.2%
Stanley Works, The ..................  21,900     917,391




                        See Notes to Financial Statements

Phoenix-Oakhurst Growth & Income Fund


                                       SHARES     VALUE
                                      -------  ----------

HEALTH CARE (DIVERSIFIED)--4.6%
Abbott Laboratories ................   61,500 $ 3,056,550
American Home Products Corp. .......   53,900   3,018,400
Bristol-Myers Squibb Co. ...........   91,600   5,142,424
Johnson & Johnson ..................  175,800   9,266,418
                                              -----------
                                               20,483,792
                                              -----------

HEALTH CARE (DRUGS-MAJOR
   PHARMACEUTICALS)--5.8%
Forest Laboratories, Inc.(b) .......   20,000   1,460,200
Lilly (Eli) & Co. ..................   44,100   3,423,483
Merck & Co., Inc. ..................   93,200   6,067,320
Pfizer, Inc. .......................  271,600  10,404,996
Pharmacia Corp. ....................   37,128   1,470,269
Schering-Plough Corp. ..............   78,100   2,977,953
                                              -----------
                                               25,804,221
                                              -----------

HEALTH CARE (GENERIC AND OTHER)--0.2%
Medicis Pharmaceutical
   Corp. Class A(b) ................   22,500   1,104,975

HEALTH CARE (MANAGED CARE)--2.0%
CIGNA Corp. ........................   20,400   1,836,000
Oxford Health Plans, Inc.(b) .......   70,400   2,110,592
UnitedHealth Group, Inc. ...........   40,000   2,722,400
Wellpoint Health Networks, Inc.(b) .   19,700   2,097,656
                                              -----------
                                                8,766,648
                                              -----------

HEALTH CARE (MEDICAL PRODUCTS
   & SUPPLIES)--0.3%
Beckman Coulter, Inc. ..............   25,600   1,170,432

HOUSEHOLD PRODUCTS (NON-DURABLE)--1.9%
Clorox Co. (The) ...................   30,800   1,147,300
Colgate-Palmolive Co. ..............    9,500     514,425
Kimberly-Clark Corp. ...............   37,600   2,333,080
Procter & Gamble Co. (The) .........   61,100   4,530,565
                                              -----------
                                                8,525,370
                                              -----------

HOUSEWARES--0.3%
Tupperware Corp. ...................   66,300   1,566,669

INSURANCE (LIFE/HEALTH)--0.9%
Lincoln National Corp. .............   62,900   3,136,194
MetLife, Inc. ......................   32,400     988,200
                                              -----------
                                                4,124,394
                                              -----------

INSURANCE (MULTI-LINE)--2.1%
American International Group, Inc. .  112,100   8,766,220
Hartford Financial Services
   Group, Inc. (The) ...............   10,900     706,320
                                              -----------
                                                9,472,540
                                              -----------

INSURANCE (PROPERTY-CASUALTY)--0.3%
MGIC Investment Corp. ..............   12,000     838,800
Radian Group, Inc. .................   15,600     625,716
                                              -----------
                                                1,464,516
                                              -----------


                                       SHARES     VALUE
                                      -------  ----------

INSURANCE BROKERS--0.4%
Gallagher (Arthur J.) & Co. ........   62,000  $1,643,620

INVESTMENT BANKING/BROKERAGE--1.2%
Goldman Sachs Group, Inc. (The) ....   23,000   1,842,300
Lehman Brothers Holdings, Inc. .....   22,100   1,450,865
Merrill Lynch & Co., Inc. ..........   43,600   2,249,760
                                              -----------
                                                5,542,925
                                              -----------

LEISURE TIME (PRODUCTS)--0.1%
Callaway Golf Co. ..................   32,400     587,088

LODGING - HOTELS--0.4%
Marriott International, Inc. Class A   18,000     789,300
Starwood Hotels & Resorts
   Worldwide, Inc. .................   30,500   1,032,425
                                              -----------
                                                1,821,725
                                              -----------

MANUFACTURING (DIVERSIFIED)--2.5%
ITT Industries, Inc. ...............   15,000     677,250
Johnson Controls, Inc. .............   11,700     857,025
Minnesota Mining and
   Manufacturing Co. ...............   15,700   1,634,370
Tyco International Ltd. ............   97,600   5,070,320
United Technologies Corp. ..........   41,800   2,859,120
                                              -----------
                                               11,098,085
                                              -----------

NATURAL GAS--1.9%
Enron Corp. ........................   26,600     930,734
Equitable Resources, Inc. ..........   68,600   2,195,200
NICOR, Inc. ........................   27,900   1,081,404
Sempra Energy ......................  126,700   3,432,303
Williams Cos., Inc. (The) ..........   21,200     690,060
                                              -----------
                                                8,329,701
                                              -----------

OIL & GAS (DRILLING & EQUIPMENT)--0.2%
Schlumberger Ltd. ..................    7,300     357,700
Smith International, Inc.(b) .......   12,800     593,920
                                              -----------
                                                  951,620
                                              -----------

OIL & GAS (EXPLORATION & PRODUCTION)--1.1%
Apache Corp. .......................   23,700   1,112,241
Kerr-McGee Corp. ...................   23,200   1,355,112
Unocal Corp. .......................   65,500   2,312,150
                                              -----------
                                                4,779,503
                                              -----------

OIL & GAS (REFINING & MARKETING)--0.4%
Ultramar Diamond Shamrock Corp. ....   35,700   1,843,548

OIL (DOMESTIC INTEGRATED)--1.7%
Amerada Hess Corp. .................   19,800   1,538,658
Conoco, Inc. Class B ...............   35,400   1,048,548
Occidental Petroleum Corp. .........  151,500   4,169,280
Phillips Petroleum Co. .............   14,400     828,000
                                              -----------
                                                7,584,486
                                              -----------




                        See Notes to Financial Statements

Phoenix-Oakhurst Growth & Income Fund


                                       SHARES    VALUE
                                      -------  ----------

OIL (INTERNATIONAL INTEGRATED)--3.7%
Chevron Corp. ......................   49,800 $ 4,519,350
Exxon Mobil Corp. ..................  273,000  10,960,950
Texaco, Inc. .......................   15,800   1,100,470
                                              -----------
                                               16,580,770
                                              -----------

PAPER & FOREST PRODUCTS--0.3%
International Paper Co. ............   25,100   1,007,012
Weyerhaeuser Co. ...................    9,400     533,450
                                              -----------
                                                1,540,462
                                              -----------

PERSONAL CARE--0.4%
Alberto-Culver Co. Class B .........   20,800     895,856
Estee Lauder Cos., Inc. (The) Class A  26,800   1,041,180
                                              -----------
                                                1,937,036
                                              -----------

RAILROADS--0.4%
Union Pacific Corp. ................   31,500   1,678,005

RETAIL (BUILDING SUPPLIES)--0.7%
Home Depot, Inc. (The) .............   46,800   2,150,460
Lowe's Cos., Inc. ..................   28,200   1,049,040
                                              -----------
                                                3,199,500
                                              -----------

RETAIL (COMPUTERS & ELECTRONICS)--0.7%
Best Buy Co., Inc.(b) ..............   20,400   1,203,192
RadioShack Corp. ...................   20,500     479,700
Tech Data Corp.(b) .................   30,900   1,263,810
                                              -----------
                                                2,946,702
                                              -----------

RETAIL (DEPARTMENT STORES)--0.7%
Federated Department Stores, Inc.(b)   32,100   1,165,551
May Department Stores Co. (The) ....   36,900   1,241,685
Neiman Marcus Group, Inc. (The)
   Class A(b) ......................   29,000     922,490
                                              -----------
                                                3,329,726
                                              -----------

RETAIL (FOOD CHAINS)--0.2%
Safeway, Inc.(b) ...................   24,800   1,118,728

RETAIL (GENERAL MERCHANDISE)--2.3%
BJ's Wholesale Club, Inc.(b) .......   14,200     695,800
Costco Wholesale Corp.(b) ..........   22,800     852,948
Sears, Roebuck & Co. ...............   32,200   1,376,550
Target Corp. .......................   36,900   1,278,585
Wal-Mart Stores, Inc. ..............   131,000  6,294,550
                                              -----------
                                               10,498,433
                                              -----------

RETAIL (SPECIALTY)--0.6%
Michaels Stores, Inc.(b) ...........   17,400     731,148
Tiffany & Co. ......................   14,800     461,020
Venator Group, Inc. ................   55,300     992,635
Zale Corp.(b) ......................   21,200     701,720
                                              -----------
                                                2,886,523
                                              -----------


                                       SHARES    VALUE
                                      ------- -----------

RETAIL (SPECIALTY-APPAREL)--0.2%
Gap, Inc. (The) ....................   35,000 $   687,750

SAVINGS & LOAN COMPANIES--0.3%
Astoria Financial Corp. ............   24,300   1,433,700

SERVICES (ADVERTISING/MARKETING)--0.3%
Interpublic Group of Cos., Inc. (The)  27,300     739,284
Omnicom Group, Inc.                     5,600     435,624
                                              -----------
                                                1,174,908
                                              -----------

SERVICES (COMPUTER SYSTEMS)--0.5%
Electronic Data Systems Corp. ......   39,600   2,335,608

SERVICES (DATA PROCESSING)--0.4%
First Data Corp. ...................   24,200   1,593,570

SHIPPING--0.1%
Teekay Shipping Corp. ..............   17,700     635,430

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.5%
AT&T Wireless Services, Inc.(b) ....   63,993     991,891
Nextel Communications, Inc.
    Class A(b) .....................   31,400     379,312
Sprint Corp. (PCS Group)(b) ........   41,400   1,034,172
                                              -----------
                                                2,405,375
                                              -----------

TELECOMMUNICATIONS (LONG DISTANCE)--0.9%
AT&T Corp. .........................   87,300   1,662,192
Sprint Corp. (FON Group) ...........   38,700     903,258
WorldCom, Inc. - WorldCom Group(b) .  126,100   1,621,646
                                              -----------
                                                4,187,096
                                              -----------

TELEPHONE--3.8%
BellSouth Corp. ....................  125,400   4,677,420
Qwest Communications
     International, Inc. ...........  118,700   2,552,050
SBC Communications, Inc. ...........  113,700   4,651,467
Verizon Communications, Inc. .......  105,700   5,285,000
                                              -----------
                                               17,165,937
                                              -----------

TEXTILES (APPAREL)--1.0%
Hilfiger (Tommy) Corp.(b) ..........   75,300     971,370
Jones Apparel Group, Inc.(b) .......   43,600   1,390,840
Liz Claiborne, Inc. ................   18,400     965,080
Polo Ralph Lauren Corp.(b) .........   40,600     963,032
                                              -----------
                                                4,290,322
                                              -----------

TOBACCO--1.4%
Philip Morris Cos., Inc. ...........  128,000   6,067,200

---------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $416,431,604)                433,773,589
---------------------------------------------------------





                        See Notes to Financial Statements

Phoenix-Oakhurst Growth & Income Fund


                                       SHARES    VALUE
                                       ------ -----------

FOREIGN COMMON STOCKS--1.9%

COMMUNICATIONS EQUIPMENT--0.2%
Nortel Networks Corp. (Canada)(b) ..  107,800 $    674,828

COMPUTERS (SOFTWARE & SERVICES)--0.1%
Check Point Software Technologies Ltd.
     (Israel)(b) ...................   18,000      575,820

ELECTRICAL EQUIPMENT--0.1%
Flextronics International Ltd.
     (Singapore)(b) ................   29,200      640,648

FOODS--0.5%
Unilever NV NY Registered Shares
     (Netherlands) .................   35,900    2,193,131

OIL (INTERNATIONAL INTEGRATED)--1.0%
Royal Dutch Petroleum Co. NY Registered
     Shares (Netherlands) ..........   75,900    4,298,217

--------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $12,891,253)                    8,382,644
--------------------------------------------------------------------------------

UNIT INVESTMENT TRUSTS--1.0%

S&P 500 Depository Receipts ........   40,600    4,635,708

--------------------------------------------------------------------------------
TOTAL UNIT INVESTMENT TRUSTS
(IDENTIFIED COST $4,393,754)                     4,635,708
--------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--99.7%
(IDENTIFIED COST $433,716,611)                 446,791,941
--------------------------------------------------------------------------------


                               STANDARD
                               & POOR'S   PAR
                                RATING   VALUE
                              (Unaudited)(000)     VALUE
                              ---------- -----  --------

SHORT TERM OBLIGATIONS--0.4%

COMMERCIAL PAPER--0.2%
Lexington Parker Capital Co. LLC
3.70%, 9/4/01 ................... A-1    $620 $   619,809
Park Avenue Receivables Corp.
3.55%, 9/5/01 ................... A-1     300     299,881
                                              -----------
                                                  919,690
                                              -----------

FEDERAL AGENCY SECURITIES--0.2%
Fannie Mae Discount Note
     3.50%, 9/4/01 .............. AAA     255     254,926
Freddie Mac Discount Note
     3.50%, 9/4/01 .............. AAA     565     564,835
                                              -----------
                                                  819,761
                                              -----------

--------------------------------------------------------------------------------
TOTAL SHORT TERM OBLIGATIONS
(IDENTIFIED COST $1,739,451)                    1,739,451
--------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.1%
(IDENTIFIED COST $435,456,062)                448,531,392(a)
Other assets and liabilities, net--(0.1)%        (442,603)

NET ASSETS--100%                             $448,088,789
                                             ============




(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $63,555,659 and gross depreciation of $51,469,071 for federal income tax purposes. At August 31, 2001, the aggregate cost of securities for federal income tax purposes was $436,444,804.
(b) Non-income producing.


                        See Notes to Financial Statements

Phoenix-Oakhurst Growth & Income Fund


                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2001

ASSETS
Investment securities at value
   (Identified cost $435,456,062)          $  448,531,392
Cash                                                  371
Receivables
   Fund shares sold                               923,681
   Investment securities sold                     656,402
   Dividends and interest                         673,897
   Receivable from adviser                         19,280
                                            -------------
     Total assets                             450,805,023
                                            -------------
LIABILITIES
Payables
   Investment securities purchased              1,183,714
   Fund shares repurchased                        755,388
   Investment advisory fee                        288,313
   Distribution fee                               232,987
   Transfer agent fee                             134,661
   Financial agent fee                             26,863
   Trustees' fee                                    8,669
Accrued expenses                                   85,639
                                            -------------
     Total liabilities                          2,716,234
                                            -------------
NET ASSETS                                  $ 448,088,789
                                            =============
NET ASSETS CONSIST OF:
Capital paid in on shares of
    beneficial interest                     $ 454,514,025
Accumulated net realized loss                 (19,500,566)
Net unrealized appreciation                    13,075,330
                                            -------------
NET ASSETS                                  $ 448,088,789
                                            =============
CLASS A
Shares of beneficial interest outstanding,
   no par value unlimited authorization
  (Net Assets $245,470,754)                    18,459,168
Net asset value per share                          $13.30
Offering price per share $13.30/(1-5.75%)          $14.11

CLASS B
Shares of beneficial interest outstanding,
   no par value unlimited authorization
  (Net Assets $116,538,525)                     8,996,975
Net asset value and offering price per share       $12.95

CLASS C
Shares of beneficial interest outstanding,
   no par value unlimited authorization
  (Net Assets $86,079,510)                      6,643,444
Net asset value and offering price per share       $12.96



                             STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 2001

INVESTMENT INCOME
Dividends                                   $   6,787,372
Interest                                          128,780
Foreign taxes withheld                            (38,965)
                                            -------------
     Total investment income                    6,877,187
                                            -------------
EXPENSES
Investment advisory fee                         3,672,803
Distribution fee, Class A                         663,411
Distribution fee, Class B                       1,301,648
Distribution fee, Class C                         941,781
Financial agent fee                               322,977
Transfer agent                                    790,395
Printing                                          179,328
Registration                                       82,805
Custodian                                          43,051
Professional                                       40,134
Trustees                                           27,211
Miscellaneous                                      21,630
                                            -------------
     Total expenses                             8,087,174
     Less expenses borne by investment adviser   (283,263)
                                            -------------
     Net expenses                               7,803,911
                                            -------------
NET INVESTMENT LOSS                              (926,724)
                                            -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities               (16,522,496)
Net change in unrealized appreciation
   (depreciation) on investments             (102,398,449)
                                            -------------
NET LOSS ON INVESTMENTS                      (118,920,945)
                                            -------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                            $(119,847,669)
                                            =============



                        See Notes to Financial Statements

Phoenix-Oakhurst Growth & Income Fund


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year Ended     Year Ended
                                                                                                8/31/01        8/31/00
                                                                                            -------------  ------------
FROM OPERATIONS
   Net investment income (loss)                                                             $    (926,724) $   (990,799)
   Net realized gain (loss)                                                                   (16,522,496)   (2,594,322)
   Net change in unrealized appreciation (depreciation)                                      (102,398,449)   75,794,989
                                                                                            -------------  ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               (119,847,669)   72,209,868
                                                                                            -------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                      --      (285,388)
   Net realized gains, Class A                                                                         --    (2,877,590)
   Net realized gains, Class B                                                                         --    (1,487,251)
   Net realized gains, Class C                                                                         --      (909,767)
   In excess of net realized gains, Class A                                                            --       (15,321)
   In excess of net realized gains, Class B                                                            --        (7,918)
   In excess of net realized gains, Class C                                                            --        (4,844)
                                                                                            -------------  ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                           --    (5,588,079)
                                                                                            -------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (6,629,348 and 8,147,516 shares, respectively)
   96,799,981 125,678,816 Net asset value of shares issued from reinvestment of
   distributions (0 and 184,841 shares, respectively)                                                  --     2,859,487
   Cost of shares repurchased (5,638,126 and 5,185,684 shares, respectively)                  (81,913,656)  (80,123,000)
                                                                                            -------------  ------------
Total                                                                                          14,886,325    48,415,303
                                                                                            -------------  ------------
CLASS B
   Proceeds from sales of shares (1,462,516 and 2,778,833 shares, respectively)
   21,088,167 42,118,702 Net asset value of shares issued from reinvestment of
   distributions (0 and 91,070 shares, respectively)                                                   --     1,389,726
   Cost of shares repurchased (1,404,048 and 1,518,323 shares, respectively)                  (19,932,635)  (23,055,705)
                                                                                            -------------  ------------
Total                                                                                           1,155,532    20,452,723
                                                                                            -------------  ------------
CLASS C
   Proceeds from sales of shares (1,598,135 and 2,987,969 shares, respectively)
   23,201,601 45,432,616 Net asset value of shares issued from reinvestment of
   distributions (0 and 57,858 shares, respectively)                                                   --       882,890
   Cost of shares repurchased (1,377,912 and 726,231 shares, respectively)                    (19,841,460)  (11,166,175)
                                                                                            -------------  ------------
Total                                                                                           3,360,141    35,149,331
                                                                                            -------------  ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                   19,401,998   104,017,357
                                                                                            -------------  ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                     (100,445,671)  170,639,146

NET ASSETS
   Beginning of period                                                                        548,534,460   377,895,314
                                                                                            -------------  ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $0
      AND $0, RESPECTIVELY]                                                                 $ 448,088,789  $548,534,460
                                                                                            =============  ============



                        See Notes to Financial Statements

Phoenix-Oakhurst Growth & Income Fund


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS A
                                                                      -----------------------------------------------------
                                                                                                                  FROM
                                                                           YEAR ENDED AUGUST 31                INCEPTION
                                                                      -----------------------------------      9/25/97 TO
                                                                        2001          2000         1999          8/31/98
Net asset value, beginning of period                                   $16.85        $14.61       $10.47         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                                       0.02          0.02         0.06           0.06
   Net realized and unrealized gain (loss)                              (3.57)         2.42         4.19           0.48
                                                                       ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                                   (3.55)         2.44         4.25           0.54
                                                                       ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income                                    --         (0.02)       (0.02)         (0.04)
   Dividends from net realized gains                                       --         (0.18)       (0.09)         (0.03)
                                                                       ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                                   --         (0.20)       (0.11)         (0.07)
                                                                       ------        ------       ------         ------
Change in net asset value                                               (3.55)         2.24         4.14           0.47
                                                                       ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                                         $13.30        $16.85       $14.61         $10.47
                                                                       ======        ======       ======         ======
Total return(2)                                                        (21.07)%       16.83%       40.72%          5.39%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                                $245,471      $294,416     $209,210        $76,399
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                                 1.25 %        1.25%        1.22%(7)       1.25%(6)
   Net investment income (loss)                                          0.16 %        0.13%        0.43%          0.57%(6)
Portfolio turnover                                                         34 %          55%          71%           106%(5)

                                                                                           CLASS B
                                                                      ----------------------------------------------------
                                                                                                                  FROM
                                                                           YEAR ENDED AUGUST 31                 INCEPTION
                                                                      -----------------------------------      9/25/97 TO
                                                                        2001          2000         1999          8/31/98
Net asset value, beginning of period                                   $16.54        $14.43       $10.40         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                                      (0.09)        (0.10)       (0.04)         (0.02)
   Net realized and unrealized gain (loss)                              (3.50)         2.39         4.16           0.48
                                                                       ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                                   (3.59)         2.29         4.12           0.46
                                                                       ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income                                    --            --           --          (0.03)
   Dividends from net realized gains                                       --         (0.18)       (0.09)         (0.03)
                                                                       ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                                   --         (0.18)       (0.09)         (0.06)
                                                                       ------        ------       ------         ------
Change in net asset value                                               (3.59)         2.11         4.03           0.40
                                                                       ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                                         $12.95        $16.54       $14.43         $10.40
                                                                       ======        ======       ======         ======
Total return(2)                                                        (21.70)%       15.99 %      39.72 %         4.59 %(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                                $116,539      $147,846     $109,461        $31,902
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                                                 2.00 %        2.00 %       1.96 %(7)      2.00 %(6)
   Net investment income (loss)                                         (0.60)%       (0.62)%      (0.32)%        (0.19)%(6)
Portfolio turnover                                                         34 %          55 %         71 %          106 %(5)

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.32%, 1.30%, 1.33% and 1.88% for the periods ended August 31, 2001, 2000, 1999 and 1998, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.06%, 2.05%, 2.08% and 2.63% for the periods ended August 31, 2001, 2000, 1999 and 1998, respectively.
(5) Not annualized.
(6) Annualized.
(7) For the year ended August 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                        See Notes to Financial Statements

Phoenix-Oakhurst Growth & Income Fund


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                           CLASS C
                                                                          -------------------------------------------------
                                                                                                                FROM
                                                                           YEAR ENDED AUGUST 31               INCEPTION
                                                                          ------------------------------      9/25/97 TO
                                                                        2001          2000         1999        8/31/98
Net asset value, beginning of period                                   $16.55        $14.43       $10.41        $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                                      (0.09)        (0.10)       (0.04)        (0.02)
   Net realized and unrealized gain (loss)                              (3.50)         2.40         4.15          0.49
                                                                       ------        ------       ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                                   (3.59)         2.30         4.11          0.47
                                                                       ------        ------       ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                                    --            --           --         (0.03)
   Dividends from net realized gains                                       --         (0.18)       (0.09)        (0.03)
                                                                       ------        ------       ------        ------
     TOTAL DISTRIBUTIONS                                                   --         (0.18)       (0.09)        (0.06)
                                                                       ------        ------       ------        ------
Change in net asset value                                               (3.59)         2.12         4.02          0.41
                                                                       ------        ------       ------        ------
NET ASSET VALUE, END OF PERIOD                                         $12.96        $16.55       $14.43        $10.41
                                                                       ======        ======       ======        ======
Total return(2)                                                        (21.69)%       16.06 %      39.58 %        4.67 %(4)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                              $86,080      $106,272      $59,224       $11,108
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                                 2.00 %        2.00 %       1.96 %(6)     2.00 %(5)
   Net investment income (loss)                                         (0.60)%       (0.62)%      (0.33) %      (0.18)%(5)
Portfolio turnover                                                         34 %          55 %         71 %         106 %(4)

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.06%, 2.05%, 2.08% and 2.63% for the periods ended August 31, 2001, 2000, 1999 and
    1998, respectively.
(4) Not annualized.
(5) Annualized.
(6) For the year ended August 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
                        See Notes to Financial Statements

PHOENIX EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2001



1. SIGNIFICANT ACCOUNTING POLICIES
   Effective November 30, 2000, Phoenix Equity Series Fund (the "Trust") is organized as a Delaware business trust, (prior to that date, the Trust was organized as a Massachusetts business trust) and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose shares are offered in two separate series, each a "Fund". Each Fund has distinct investment objectives.
   Phoenix-Duff & Phelps Core Equity Fund seeks long-term capital appreciation. Phoenix-Oakhurst Growth & Income Fund seeks dividend growth, current income and capital appreciation.
   Each Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.
   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:
   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations of valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:
   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:
   Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences include the treatment of nontaxable dividends, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:
   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:
   Each Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchanges rates or if the counterparty does not perform under the contract.
   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by

PHOENIX EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2001 (CONTINUED)


each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. At August 31, 2001, the Trust had no forward currency contracts.

G. OPTIONS:
   Each Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.
   Each Fund will realize a gain or loss upon the expiration or closing of the options transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.
   Each Fund may purchase options which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At August 31, 2001, the Trust had no options.

H. EXPENSES:
   Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

I. REPURCHASE AGREEMENTS:
   A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines, or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited. At August 31, 2001, the Trust had no repurchase agreements.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS
   The advisers to the Trust are Duff & Phelps Investment Management Co.("DPIM") and Phoenix Investment Counsel, Inc. ("PIC"). DPIM is a subsidiary of Phoenix Investment Partners Ltd. ("PXP"), which is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"). PIC is an indirect, wholly-owned subsidiary of PXP. As compensation for their services to the Trust, the Advisers are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Fund:

                                      1st $1    $1-2      $2+
Fund                         Adviser  Billion  Billion  Billion
----                         -------  -------  -------  -------

Core Equity Fund ............ DPIM     0.75%    0.70%    0.65%
Growth &Income Fund .........  PIC     0.75%    0.70%    0.65%

   The Advisers have voluntarily agreed to assume total fund operating expenses of each respective Fund, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses until August 31, 2001, to the extent that such expenses exceed the following percentages of the average annual net assets:

               Class A     Class B    Class C
               -------     -------    -------

                1.25%       2.00%      2.00%

   Phoenix Equity Planning Corporation ("PEPCO"), an indirect, wholly-owned subsidiary of PNX, serves as the national distributor of the Trust's shares. PEPCO has advised the Trust that it retained net selling commissions of $57,117 for Class A shares, and deferred sales charges of $303,605 for Class B shares and $36,391 for Class C shares for the year ended August 31, 2001. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of the Fund. The Distributor has advised the Trust that of the total amount expensed for the year ended August 31, 2001, $1,580,000 was retained by the Distributor, $1,357,161 was paid to unaffiliated participants, and $85,251 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX.
   As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended August 31, 2001, financial agent fees were $380,998, of which PEPCO received $72,000. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of each Fund. Certain minimum fees and fee waivers may apply.
   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended August 31, 2001, transfer agent fees were $866,247, of which PEPCO retained $305,170 which is net of the fees paid to State Street.

PHOENIX EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2001 (CONTINUED)


   For the year ended August 31, 2001, the Trust paid PXP Securities Corp., an indirect wholly-owned subsidiary of PNX, brokerage commissions of $19,985 in connection with portfolio transactions effected by it.
   At August 31, 2001, TPC and its affiliates held shares which aggregated the following:
                                                   Aggregate
                                                   Net Asset
                                       Shares        Value
                                      ---------   -----------
Core Equity Fund--Class A ........... 1,255,025   $11,219,924

3. PURCHASE AND SALE OF SECURITIES
   Purchases and sales of securities during the year ended August 31, 2001 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                    Purchases       Sales
                                  -----------   ------------
Core Equity Fund ................ $ 29,031,327  $ 36,130,286
Growth &Income Fund .............  186,283,707   163,858,520

   There were no purchases or sales of long-term U.S. Government and agency securities during the year ended August 31, 2001.

4. CREDIT RISK
   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

5. CAPITAL LOSS CARRYOVERS
   At August 31, 2001, the Growth & Income Fund had capital loss carryovers of $1,107,211 and $757,576, expiring in 2008 and 2009, respectively. This may be used to offset future capital loss.
   Under current tax law, capital loss realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended August 31, 2001, the Core Equity Fund deferred capital losses of $2,625,286 and the Growth & Income Fund deferred capital losses of $16,646,088 and utilized capital losses deferred in the prior year of $966,490.

6. RECLASSIFICATION OF CAPITAL ACCOUNTS
   In accordance with accounting pronouncements, the Trust has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of August 31, 2001, each Fund recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                       Capital paid
                         Undistributed  Accumulated    in on shares
                        net investment  net realized  of beneficial
                            income      gains (loss)     interest
                        --------------  ------------  -------------

Core Equity Fund          $ 91,390         $    --     $ (91,390)
Growth & Income Fund       926,724              --      (926,724)


--------------------------------------------------------------------------------
                       TAX INFORMATION NOTICE (UNAUDITED)

           For the fiscal year ended August 31, 2001, the Core Equity
         Fund designated $1,655,260 as long-term capital gain dividends.
--------------------------------------------------------------------------------


   This report is not authorized for distribution to prospective investors in the Phoenix Equity Series Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS


[PricewaterhouseCoopers graphic omitted]
PricewaterhouseCoopers


To the Board of Trustees and Shareholders of Phoenix Equity Series Fund:



     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Duff & Phelps Core Equity Fund and Phoenix-Oakhurst Growth & Income Fund (constituting the Phoenix Equity Series Fund, hereafter referred to as the "Trust") at August 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.







/S/SIGNATURE/PricewaterhouseCoopers LLP/


Boston, Massachusetts
October 8, 2001

PHOENIX EQUITY SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
David Chalupnik, Vice President
Steven L. Colton, Vice President
Robert S. Driessen, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISER
Duff & Phelps Investment Management Co.
(Phoenix-Duff & Phelps Core Equity Fund)
55 East Monroe Street
Suite 3600
Chicago, Illinois 60603

Phoenix Investment Counsel, Inc.
(Phoenix-Oakhurst Growth & Income Fund)
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US
Mutual Fund Services                         1-800-243-1574
Advisor Consulting Group                     1-800-243-4361
Text Telephone                               1-800-243-1926
Web site                         WWW.PHOENIXINVESTMENTS.COM



--------------------------------------------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
--------------------------------------------------------------------------------

                 (This page has been left blank intentionally.)

PHOENIX EQUITY PLANNING CORPORATION
PO Box 150480
Hartford, CT 06115-0480


[PHOENIX INVESTMENT PARTNERS graphic omitted]
PHOENIX
INVESTMENT PARTNERS



For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or WWW.PHOENIXINVESTMENTS.COM.


PXP 213 (10/01)